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                                                                    EXHIBIT 99.1
FOR IMMEDIATE RELEASE
--------------------------------------------------------------------------------
          QUALMARK CORPORATION REPORTS SECOND QUARTER FINANCIAL RESULTS
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     "...THE CLOSE OF THIS QUARTER MARKS THE EIGHTH CONSECUTIVE QUARTER OF
                               PROFITABILITY..."

(July 26, 2005) - Denver, Colorado - QualMark Corporation (OTCBB: QMRK) a world leader in designing, manufacturing and marketing HALT (Highly Accelerated Life Testing), HASS (Highly Accelerated Stress Screening) and electrodynamic systems, today announced results for the second quarter and six months ended June 30, 2005.

FOR THE QUARTER (THREE MONTHS ENDED JUNE 30, 2005):
REVENUE-

The Company reported revenue of $3,769,000 versus revenue of $3,210,000 from the second quarter of 2004. Charles Johnston, President and CEO of QualMark stated, "although our current quarter HALT/HASS revenue was consistent with the prior year quarter, we sold a record number of Typhoon chambers. The Typhoon chamber product mix consisted primarily of smaller, lower dollar units, which is an indicator of new customer purchases." Mr. Johnston continued, "48% of the chambers sold during the quarter represented new customers in the mobile phone/communications, LCD display, DRAM production, press room automation, automotive electronics/control systems, and electronics laboratory testing markets. QualMark ACG fell short of their revenue goal by one large vibration system, which should materialize in the third quarter."

NET INCOME-

The Company reported a net income of $335,000 versus a net income of $352,000 from the second quarter of 2004. "The close of this quarter is significant for QualMark, as it marks the eighth consecutive quarter of profitability. Our net income for the quarter was lower as compared to a year ago due to a large, long overdue investment in marketing. During the quarter, we commenced several marketing programs to expand both our core HALT/HASS and electrodynamic vibration markets," continued Mr. Johnston.

EARNINGS PER SHARE-

The Company reported diluted income per share of $0.04 as compared to diluted income per share of $0.04 for the second quarter of 2004. The primary dilution for the Company is attributable to certain financial securities that are convertible into common stock.

FOR THE YEAR (SIX MONTHS ENDED JUNE 30, 2005):
REVENUE-

The Company reported revenue of $7,427,000 versus $6,059,000 from the prior year. According to Mr. Johnston, "the primary drivers for our growth are attributed to our dominant presence in the international marketplace and an ongoing improvement in the United States capital market. Business continues to be strong across all sectors, both geographically and in the vertical markets. Consumer electronics, avionics, defense, and industrial power have led the current year's business activity."

NET INCOME-

The Company reported a net income of $653,000 versus a net income of $595,000 from the prior year. "We are delighted with the continued growth and profitability of our business. Overall, we continue to control our operations by dictating spending based on revenue levels," Mr. Johnston concluded.

EARNINGS PER SHARE-

The Company reported diluted income per share of $0.08 as compared to diluted income per share of $0.07 from the prior year. The primary dilution for the Company is attributable to certain financial securities that are convertible into common stock. The Company does not anticipate any additional


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dilution at this time. However, the Company may enter into financial transactions to assist with financing additional acquisitions or provide capital for future growth, which may further impact dilution.

QUALMARK'S QUARTERLY CONFERENCE CALL TO DISCUSS SECOND QUARTER 2005 RESULTS WILL BE HELD TODAY, JULY 26, 2005 AT 11:00 A.M. EASTERN TIME.

TO PARTICIPATE VIA CONFERENCE CALL, DIAL 888-318-6430 (IF CALLING FROM WITHIN THE U.S.) NO LATER THAN 10:50 A.M. EST ON JULY 26TH. THE LEADER NAME IS CHARLES JOHNSTON. THE QUALMARK SECURITY CODE TO ACCESS THIS EARNINGS CALL IS QUALMARK.

                                             QUARTER TO DATE                       YEAR TO DATE
                                                 JUNE 30,                            JUNE 30,
                                          2005              2004              2005              2004
                                      -----------       -----------       -----------       -----------
Systems revenue                       $ 2,941,000       $ 2,870,000       $ 5,566,000       $ 5,418,000
ARTC service revenue                      281,000           340,000           612,000           641,000
ACG revenue                               547,000                --         1,249,000                --
                                      -----------       -----------       -----------       -----------
Total revenue                           3,769,000         3,210,000         7,427,000         6,059,000
                                      -----------       -----------       -----------       -----------
Gross profit                            1,690,000         1,480,000         3,299,000         2,928,000
Gross profit margin                          44.8%             46.1%             44.4%             48.3%
                                      -----------       -----------       -----------       -----------
Income from operations                    377,000           385,000           732,000           651,000
Net income                                335,000           352,000           653,000           595,000
                                      ===========       ===========       ===========       ===========

EARNINGS PER SHARE:
BASIC:
Net income                                335,000           352,000           653,000           595,000
Preferred stock dividends                 (57,000)          (53,000)         (113,000)         (104,000)
Accretion of redeemable preferred
stock                                     (50,000)          (55,000)         (100,000)         (109,000)
                                      -----------       -----------       -----------       -----------
Net income available to common
shareholders                              228,000           244,000           440,000           382,000
                                      ===========       ===========       ===========       ===========
Basic earnings  per share             $      0.06       $      0.07       $      0.11       $      0.11
                                      ===========       ===========       ===========       ===========
Basic weighted average shares
outstanding                             4,167,000         3,610,000         4,152,000         3,610,000
                                      ===========       ===========       ===========       ===========

DILUTED:
Net income                                335,000           352,000           653,000           595,000
                                      ===========       ===========       ===========       ===========
Diluted earnings per share            $      0.04       $      0.04       $      0.08       $      0.07
                                      ===========       ===========       ===========       ===========
Diluted weighted average shares
outstanding                             9,093,000         7,283,000         8,982,000         7,198,000
                                      ===========       ===========       ===========       ===========


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QualMark Corporation, headquartered in Denver, Colorado is the leader in designing, marketing, and manufacturing accelerated life-testing systems providing the world's largest corporations with solutions that improve product reliability and allow them to get to market faster. The Company has installed more than 600 of its proprietary testing systems in 25 countries. The Company operates and partners with ten testing facilities worldwide.

The Company also offers electrodynamic vibration solutions through its subsidiary, QualMark ACG Corporation.

QualMark ACG Corporation, headquartered in West Haven, Connecticut is the leader in supplying electrodynamic systems, components, and service to the worldwide vibration test equipment market. For over 30 years, QualMark ACG (formerly ACG Dynamics, Inc.) has been supplying quality replacement parts and field service for most brands of vibration equipment.

The statements included in this press release concerning predictions of economic performance and management's plans and objectives constitute forward-looking statements made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. These statements involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors which could cause or contribute to such differences include, but are not limited to, factors detailed in the Company's Securities and Exchange Commission filings; downturns in the Company's primary markets; variability of order flow, future economic conditions; competitive products and pricing; new product development; disruptions in the Company's operations from acts of God or extended maintenance; transportation difficulties; or the delivery of product under existing contracts and other factors.



         Contact:
              QUALMARK CORPORATION
              CHARLES JOHNSTON, President and CEO
              ANTHONY SCALESE, CFO
              303-254-8800
         Internet: www.qualmark.com
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